UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2019

Penske Automotive Group, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	PAG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Our 2019 Annual Meeting of Stockholders was held on May 9, 2019.  At the Annual Meeting, all measures were approved in accordance with the shareholder voting results noted below.

Proposal 1

The thirteen director nominees named in our proxy statement were elected, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

NOMINEE	FOR	WITHHELD	NON-VOTES
John D. Barr	65,339,761	11,775,981	3,726,443
Lisa Davis	76,587,630	528,111	3,726,443
Wolfgang Dürheimer	76,762,418	353,323	3,726,443
Michael R. Eisenson	76,114,469	1,001,272	3,726,443
Robert H. Kurnick, Jr.	75,778,912	1,336,829	3,726,443
Kimberly J. McWaters	58,140,041	18,975,700	3,726,443
Roger S. Penske	76,480,808	634,933	3,726,443
Roger S. Penske, Jr.	75,463,252	1,652,489	3,726,443
Sandra E. Pierce	76,175,856	939,885	3,726,443
Greg C. Smith	64,890,418	12,225,323	3,726,443
Ronald G. Steinhart	65,328,374	11,787,368	3,726,443
H. Brian Thompson	72,829,613	4,286,129	3,726,443
Mashashi Yamanaka	75,775,522	1,340,219	3,726,443

Proposal 2

The proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2019 was approved based upon the following votes:

FOR	AGAINST	ABSTAIN
80,521,106	301,349	19,729

Proposal 3

The proposal to approve, on an advisory basis, our executive compensation was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
76,352,150	715,748	47,844	3,726,443

Item 8.01 Other Events.

Dividend Announcement

On May 9, 2019, we announced that our Board of Directors has approved a quarterly dividend in the amount of $0.39 per share payable June 4, 2019 to shareholders of record as of May 20, 2019, as discussed more fully in the press release incorporated herein and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release regarding Dividend.

Exhibit Index

Exhibit No.	Description
99.1	Press Release regarding Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

May 10, 2019	By:	/s/ Shane M. Spradlin
Name: Shane M. Spradlin
Title: Executive Vice President